Exhibit 99.1

Flash Sports & Media (Nasdaq: FLZH) Announces Planned Launch of Zimbabwe T20 League (ZT20)

New professional franchise cricket league is tentatively scheduled to debut in October-November 2026, subject to definitive documentation, required approvals, venue availability, player availability, financing, and other customary execution conditions.

Proposed ZT20 league is designed as a long-term sports, media, and sports-tourism property intended to showcase Zimbabwe as a premier destination for international T20 cricket, with a grand opening ceremony currently planned for Victoria Falls and matches expected across Harare Sports Club and Bulawayo.

HARARE, Zimbabwe and TAMPA, Fla., June 25, 2026 (GLOBE NEWSWIRE) -- Flash Sports & Media, Inc. (Nasdaq: FLZH) (“Flash” or the “Company”), a cricket-focused sports and media company, today announced plans for the Zimbabwe T20 League (“ZT20”), a proposed professional franchise T20 cricket league tentatively scheduled to debut in October and November 2026. The planned launch remains subject to definitive documentation, required approvals, venue availability, player availability, financing, and other customary execution conditions.

ZT20 is expected to be developed as a long-term sports and media property through the Company’s subsidiary Innovative Production Group FZ, LLC (“IPG”), in collaboration with Zimbabwe Cricket (“ZC”), subject to the terms of applicable commercial arrangements and any required approvals. The proposed league is designed to showcase Zimbabwe as one of Africa’s leading cricket and sports-tourism destinations, with a grand opening ceremony currently planned at the proposed cricket stadium in Victoria Falls and matches expected to be played across Harare Sports Club and Bulawayo.

Actual revenues, if any, will depend on the specific terms of the Company’s contractual arrangements and on overall tournament outcomes, and may differ materially from any industry-level references included in this release. This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, franchise interests, investment contracts, or other investment opportunities.

ZT20 - LEAGUE OVERVIEW

●	Tournament window: Debut tentatively scheduled for October and November 2026, subject to definitive documentation, required approvals, venue availability, player availability, financing, and other customary execution conditions.

●	League: Zimbabwe T20 League (“ZT20”), a proposed professional franchise T20 cricket league.

●	Tournament structure: Grand opening ceremony currently anticipated at the proposed cricket stadium in Victoria Falls, subject to venue completion, availability, permits, and applicable approvals; matches expected to be staged across Harare Sports Club and Bulawayo, subject to scheduling and operational requirements.

●	Development and operation: Expected to be developed and commercialized through Flash Sports & Media, Inc.’s subsidiary Innovative Production Group FZ, LLC, in collaboration with Zimbabwe Cricket, subject to definitive documentation and required approvals.

●	Format: Franchise-based teams expected to feature Zimbabwean and international players, subject to negotiation, availability, eligibility, scheduling, applicable approvals, and definitive arrangements.

●	Expected host venues: Victoria Falls, Harare Sports Club, and Bulawayo, subject to venue availability, scheduling, permits, and applicable approvals.

●	Distribution: Expected pursuit of global broadcast distribution and digital / streaming initiatives, subject to definitive arrangements and market acceptance.

●	Expected commercial model: The league is expected to pursue centralized media rights, sponsorship sales, merchandise, licensing, hospitality, and related commercial opportunities, subject to definitive arrangements and market acceptance.

●	Founding franchises: A select number of founding franchises and commercial partnerships may be evaluated and introduced; ownership groups and commercial partners, if any, would be announced following definitive agreements and applicable approvals.

●	Target audiences: Africa, Asia, North America, Europe, and the Middle East.

●	Flash involvement: Through subsidiary Innovative Production Group FZ, LLC under existing and proposed commercial arrangements, subject to definitive documentation and required approvals.

A NEW SPORTS PROPERTY IN A HIGH-GROWTH REGION

Zimbabwe combines a passionate cricket following, local and international cricket talent, and globally recognized tourism destinations, which the Company believes position the country as a compelling platform for a scalable sports entertainment and sports-tourism asset. If successfully launched, ZT20 is intended to bring professional T20 cricket to several prominent Zimbabwean locations while promoting the country on the global sports and tourism map.

ZT20 is intended to build long-term franchise and commercial value through the following pillars:

●	centralized media rights;

●	sponsorship sales;

●	franchise and commercial partnership opportunities;

●	digital and streaming distribution;

●	merchandise and licensing programs;

●	grassroots cricket development;

●	international and local player acquisition; and

●	sports-tourism activation around iconic venues.

PLAYER PARTICIPATION

No player has committed to participate in ZT20 unless and until definitive player agreements or applicable league participation arrangements are entered into. Any references to specific players or player pools are for contextual purposes only and should not be interpreted as a commitment, endorsement, or agreement to participate.

Zimbabwe cricket has experienced global momentum, with Zimbabwean national players participating in leading franchise leagues and international tournaments. Zimbabwe’s notable international performances have further highlighted the country’s ability to compete on the global cricket stage.

Subject to negotiation, availability, eligibility, scheduling, applicable approvals, and definitive arrangements, the league may seek to include leading Zimbabwean players and international players from established T20 markets, including India, the West Indies, South Africa, Pakistan, Afghanistan, Bangladesh, England, and other cricket markets. There can be no assurance that any particular player or category of player will participate in ZT20.

LEADERSHIP COMMENTARY

Givemore Makoni, Managing Director, Zimbabwe Cricket:

“This proposed league has the potential to provide a valuable platform for Zimbabwean players to compete with top international talent and create new opportunities for cricket development, commercial growth, and fan engagement across the country.”

Anil Mohan, Founder, The IPG Group:

“Zimbabwe has many of the ingredients required to become a major T20 cricket destination - passionate fans, strong local talent, iconic venues, and global tourism appeal. With Victoria Falls currently planned as the launch venue, this proposed league is intended to promote cricket while also supporting Zimbabwe’s profile on the global sports and tourism map.”

Bradley Nattrass, Chief Executive Officer, Flash Sports & Media, Inc.:

“Live sports properties and premium media rights continue to attract global interest. If successfully launched, ZT20 is expected to combine elite competition, iconic venues, digital distribution, sponsorship opportunities, franchise ownership, and international fan engagement, while extending Flash’s franchise-league strategy into a high-potential African market.”

FRANCHISE AND COMMERCIAL PARTNER OPPORTUNITIES

The league expects to evaluate a select number of founding franchise and commercial partnership opportunities. Any franchise, sponsorship, licensing, hospitality, media, or other commercial arrangement would be subject to definitive agreements, applicable legal requirements, required approvals, and market conditions. No franchise, securities, or other investment opportunity is being offered or sold by this press release. Potential commercial arrangements may involve sponsorship, licensing, hospitality, media, merchandise, and other league-related commercial opportunities, but there can be no assurance that any such opportunities will be completed or generate revenue.

STRATEGIC CONTEXT FOR FLASH

Through its subsidiary Innovative Production Group FZ, LLC, the Company participates in professional cricket as a sports, media, and experiential platform, with exposure to media, sponsorship, and on-ground activations through its contractual arrangements. The planned launch of ZT20 is intended to extend the Company’s franchise-league footprint into Africa, complementing its existing involvement in the Lanka Premier League and the previously announced Malaysia T20 League.

The Company’s economic participation will depend on the specific terms of its contractual arrangements and on overall tournament outcomes, and may differ materially from any industry-level references included in this release. ZT20 remains an early-stage initiative and has not yet commenced operations. The Company cannot provide assurance that ZT20 will launch on the anticipated timeline, that any franchise, sponsorship, media, player, venue, or other commercial arrangements will be completed, or that the Company will generate material revenue from ZT20.

INDUSTRY CONTEXT (THIRD-PARTY DATA)

For general context only, publicly available third-party reports have described T20 cricket as a high-engagement global format with substantial international fan interest across South Asia, Southeast Asia, Africa, the Caribbean, the United Kingdom, and other markets. Reported media rights values for mature, established leagues such as the Indian Premier League are not comparable to ZT20 and should not be interpreted as indicative of the Company’s expected results, revenues, valuation, or economic opportunity.

These figures and references relate to the broader industry or to other leagues and are not a projection of the Company’s financial results, revenues, valuation, or economic impact from ZT20, and should not be relied on as such. The Company has not independently verified third-party market, industry, or economic data referenced in this press release and makes no representation as to its accuracy or completeness.

DISCLAIMER

References to the Zimbabwe T20 League, its anticipated format, venues, franchises, prospective franchise ownership groups, players, partners, sponsors, market size, or economic impact are based on the Company’s current plans, third-party information, or industry estimates, and are subject to change. The development and launch of ZT20 are subject to a range of conditions, including definitive agreements, regulatory and governing-body approvals, venue availability, player availability, financing, and market conditions.

The Company’s involvement is expected to be conducted through Flash Sports & Media, Inc., Innovative Production Group FZ, LLC, and related commercial arrangements, in collaboration with Zimbabwe Cricket, subject to definitive documentation and required approvals. References to franchise ownership, player participation, venues, market size, or economic impact are based on current plans, third-party information, or industry estimates that the Company has not independently verified. The Company’s actual revenues, if any, will depend on its contractual arrangements and may differ materially from industry metrics referenced herein.

Nothing in this press release constitutes an offer to sell, or a solicitation of an offer to buy, any securities, franchise interests, investment contracts, or other investment opportunities. Any future franchise ownership opportunities, if pursued, would be subject to definitive agreements, applicable legal requirements, and any required regulatory approvals. No offering of franchise interests or other investment opportunities is being made by this press release.

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About Flash Sports & Media, Inc.

Flash Sports & Media, Inc. (Nasdaq: FLZH) is a cricket-focused sports and media company seeking to develop and commercialize cricket media, league-management, sponsorship, and related sports-entertainment opportunities. Through its relationship with Innovative Production Group FZ, LLC, Flash is focused on professional cricket properties, media and broadcast opportunities, sponsorships, league operations, and related commercial initiatives. The Company’s business plans remain subject to execution risks, market conditions, definitive agreements, third-party approvals, and the Company’s ability to finance, develop, and commercialize its sports and media initiatives. www.flashsportsandmedia.com

About the Zimbabwe T20 League

The Zimbabwe T20 League (ZT20) is a proposed professional T20 franchise cricket league expected to be developed through Flash Sports & Media, Inc. and Innovative Production Group FZ, LLC in collaboration with Zimbabwe Cricket, subject to definitive documentation and required approvals. Tentatively scheduled to debut in October and November 2026, and currently planned to launch with a grand opening ceremony at Victoria Falls and matches across Harare Sports Club and Bulawayo, ZT20 is designed as a long-term sports, media, and sports-tourism property featuring franchise-based teams, Zimbabwean and international players, broadcast and streaming distribution, and commercial sponsorship opportunities serving audiences across Africa, Asia, North America, Europe, and the Middle East. ZT20 remains an early-stage initiative and has not yet commenced operations.

About Zimbabwe Cricket

Zimbabwe Cricket (ZC) is the national governing body for the sport of cricket in Zimbabwe, responsible for the development, administration, and promotion of cricket across the country, and a Full Member of the International Cricket Council.

About Twenty20 Cricket

Twenty20 (T20) is a format of cricket in which each team plays a maximum of 20 overs. Introduced by the England and Wales Cricket Board in 2003, T20 matches are typically completed in approximately three and a half hours. For more information, visit: http://www.t20worldcup.com

ZT20 is an early-stage initiative that has not yet commenced operations. The league’s successful launch and commercialization remain subject to numerous risks and uncertainties, including execution, financing, sponsorship, media distribution, regulatory approvals, venue availability, player availability, and market acceptance.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations, beliefs, or intentions relating to the proposed launch, development, and commercialization of the Zimbabwe T20 League; the development and commercialization of sports and media platforms; potential sponsorship, media rights, franchise sales, and other commercial opportunities; anticipated market size and growth; the participation of franchises, players, partners, venues, broadcasters, or sponsors; and the Company’s ability to generate revenues from its activities. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “may,” “will,” “could,” “seek,” “estimate,” “potential,” or similar expressions. Forward-looking statements are not guarantees of future performance, events, or results, and readers should not place undue reliance on them.

These forward-looking statements are based on current expectations, estimates, and assumptions and involve known and unknown risks and uncertainties that could cause actual results and outcomes to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, without limitation: the early-stage nature of ZT20 and the many conditions to its successful launch and operation; the possibility that definitive agreements with Zimbabwe Cricket, venues, franchise owners, sponsors, broadcasters, players, vendors, or other counterparties may not be entered into on acceptable terms, or at all; the possibility that required governmental, regulatory, league, venue, or governing-body approvals may not be obtained; venue completion, availability, permitting, security, logistics, and operational risks; the Company’s reliance on third-party partners, including Zimbabwe Cricket, Innovative Production Group FZ, LLC, and other counterparties, to perform under contractual arrangements; uncertainties regarding the participation, availability, or continued involvement of franchise owners, players, ambassadors, or other talent referenced in this press release; the possibility that anticipated franchise sales, sponsorships, media rights arrangements, or other commercial opportunities may not materialize or may be delayed; the extent to which the Company is able to generate revenues, if any, from ZT20; risks relating to the integration of Innovative Production Group FZ, LLC and the Company’s ability to realize anticipated synergies; the Company’s ability to develop, monetize, and scale its sports, media, and experiential business lines; the timing and success of expansion into new markets; the Company’s ability to establish or maintain strategic relationships and commercial arrangements; general economic, market, and industry conditions; competitive dynamics within the sports and media sectors; international, geopolitical, and regulatory risks associated with global sporting events; and the Company’s ability to maintain compliance with applicable listing standards of The Nasdaq Stock Market LLC.

In addition, certain market, industry, and economic data referenced in this press release are based on third-party sources and estimates that the Company believes to be reliable, but the Company has not independently verified such information and makes no representation as to its accuracy or completeness. References to prospective franchise ownership, players, partners, venues, and related individuals are based on the Company’s current plans or on third-party announcements and media reports that the Company has not independently verified.

Additional factors that could cause actual results to differ materially from those described in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other filings with the Securities and Exchange Commission, which are available at www.sec.gov.

Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Relations Contact

Investors@flashsm.com

Company Websites

https://flashsportsandmedia.com

https://www.theipggroup.com

A photo accompanying this announcement is available at [GlobeNewswire to insert media URL].

Photo Caption: Mr. Givemore Makoni, Managing Director of Zimbabwe Cricket, with Mr. Anil Mohan, Founder of The IPG Group, during discussions related to the proposed Zimbabwe T20 League at Harare Sports Club.

Source: Flash Sports & Media, Inc. (Nasdaq: FLZH)

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